Exhibit 99.1

CONSENT RESOLUTIONS OF THE BOARD OF DIRECTORS
(BIO ESSENCE CORP.)

NOW COMES the Board of Directors for Bio Essence Corp., a California corporation (the “Company”), hereby consents pursuant to Article II, Section 13 of the Bylaws to the following action in lieu of a meeting:

WHEREAS, the Company entered negotiations to sell its subsidiary Bio Essence Herbal Essentials Inc., dba Bio Essence Health Science (“BEH”) to Health Up Inc., a California corporation (“HealthUp”);

WHEREAS, as a result of those negotiations, the Company and HealthUp have drafted a Stock Purchase Agreement (“SPA”) whereby HealthUp will acquire 100% ownership in BEH (the “BEH Transaction”);

WHEREAS, the Board of Directors has reviewed the SPA attached hereto as Exhibit A.

WHEREAS, the Board of Directors believes that the BEH Transaction and Plan of Restructuring are in the best interest of the Company;

NOW THEREFORE, the Board of Directors consent to the following actions:

RESOLVED, the Company, through its Chief Executive Officer Yin Yan, shall execute the SPA and take all necessary steps to close BEH Transaction.

RESOLVED, Yin Yan is authorized to take all actions on behalf of the company in furtherance of the BEH Transaction.

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RESOLVED, the Board of Directors hereby ratifies all prior acts of the Company, its officers, and its directors as being in the best interest of the Company.

Approved for entry in the books and records of the Corporation.

Dated: March 28, 2024

/s/ Yin Yan
By:	Yin Yan
Its:	Director

/s/ Yangyang Huang
By:	Yangyang Huang
Its:	Director

/s/ Simon Shavanson
By:	Simon Shavanson
Its:	Director

/s/ Siyavash Fooladian
By:	Siyavash Fooladian
Its:	Director

Exhibit A

(Beginning on Following Page)

STOCK PURCHASE AGREEMENT

This Stock Purchase Agreement (“Agreement”) dated March 28, 2024 (the “Effective Date”) is by and between Bio Essence Corp., a California corporation with a mailing address for notice purposes of c/o Paesano Akkashian, PC, Attn: Devin W. bone, located at 7457 Franklin Road, Suite 200 in Bloomfield Hills, Michigan 48301 (“Seller”), Health Up Inc., a California corporation with a mailing address for notice purposes of 19 Fulton, Irvine, CA 92620 (“Buyer”), and Bio Essence Herbal Essentials Inc., dba Bio Essence Health Science, a California corporation with a mailing address for notice purposes of 12 Chrysler Unit B, Irvine, CA 92618 (the “Company”). Seller, Buyer and Company are collectively referred to herein as the “Parties” or singularly as a “Party.”

WHEREAS, Seller owns 100% of the issued and outstanding shares in the Company (the “Shares”).

WHEREAS, Seller agrees to sell the Shares, and all rights, preferences and limitations thereto, if any, to Buyer, and the Company, in turn, approves the sale of the Shares as being in the best interests of the Company. Buyer agrees to purchase the Shares upon the terms and conditions of this Agreement;

NOW, THEREFORE, in consideration of the premises and covenants contained herein, the Parties agree as follows:

1. Sale and Delivery of Shares, and Conditions Precedent.

A. Seller sells to Buyer and Buyer purchases from Seller the Shares for $400,000 Four Hundred Thousands (the “Purchase Price”). The sale and transfer of the Shares (the “Closing”) will take place by or before March 31, 2024 (the “Closing Date”), unless otherwise agreed to by the Parties in writing. On the Closing Date, the Seller will issue the Assignment Separate from Certificate to Buyer, and Buyer will deliver the Purchase Price in full to Seller.

B. At the time of Closing, all transactions and all documents executed and delivered at the Closing shall be deemed to have occurred simultaneously, and no transaction shall be deemed to have occurred and no document shall be deemed to have been executed or delivered unless all transactions have occurred and all documents have been executed and delivered. At Closing, the following conditions precedent shall be deemed satisfied by the Parties: (A) All representations and warranties of the Parties, below, are true and accurate in all respects; (B) the Related Transaction has been consummated and closed, without any remaining contingency; and (C) such other instruments and documents as may be reasonably requested by Buyer in order to consummate the transactions contemplated under this Agreement, and to confirm Seller’s representations and warranties herein.

2. Representations of Seller. The Seller makes the following representations upon which Buyer and the Company are relying and which shall survive Closing:

A. Seller is the owner, free and clear of any encumbrances, security interests, pledges, liens, adverse claims, options, proxies, voting agreements or other interests, of all of the Shares delivered to the Buyer hereunder and that all such Shares have been validly issued and are fully paid.

B. Seller is a California corporation in good standing.

C. The execution, delivery, and performance of this Agreement does not and will not violate any provisions of law or any trust agreement applicable to Seller, or any indenture, mortgage, lease, deed of trust; other instrument, contract, or agreement; or any order, judgment, arbitration award, or decree to which Seller is a party or by which any of his assets and properties are bound; and does not and will not result in the creation of any encumbrance on any of the properties, assets, or business of Seller.

D. No approval, authority, or consent of or filing by Seller with, or notification to, any federal, state, or local court, authority, or governmental or regulatory body or agency, or any other corporation, limited liability company, partnership, individual, or other entity is necessary to authorize the execution and delivery of this Agreement or the consummation of the transactions contemplated by this Agreement.

E. There are no actions, suits, or proceedings pending or, to the actual knowledge of the Seller threatened against or effecting the Shares.

F. Seller is not directly or indirectly using funds from the transaction under this Agreement for any illegal purpose, including without limitation, the making of any improper political contribution, bribe or kickback.

G. The Seller acknowledges that the rules and regulations administered by the United States Treasury Department’s Office of Foreign Assets Control (“OFAC”) prohibit, among other things, the engagement in transactions with, and the provision of services to, certain countries, territories, entities and individuals. The lists of OFAC prohibited countries, territories, persons and entities can be found on the OFAC website at http://www.treas.gov/ofac. In addition, the programs administered by OFAC (“OFAC Programs”) prohibit dealing with individuals or entities in certain countries regardless of whether such individuals or entities appear on the OFAC lists. The Seller represents and warrants that, to the best of his knowledge, none of (i) the Seller; (ii) any person related to the Seller; or (iii) any person for whom the Seller is acting as agent or nominee in connection with this investment is a country, territory, individual or entity named on an OFAC list, or is a person or entity prohibited under the OFAC Programs. Seller represents that all proceeds from the Purchase Price are set for deposit into a bank account in the United States, and not into a bank account in any prohibited country or territory subject to the OFAC Programs.

H. The Seller is not paying any third-party a broker fee or commission associated with the sale of the Shares under this Agreement.

I. The Seller represents and warrants that he has not been convicted of any crime or misdemeanor for fraud, dishonesty, embezzlement or any securities violations in the United States or his country of domicile, or any other country, and to the best of his knowledge, he is not subject of any criminal warrants, criminal actions or civil actions for fraud, dishonesty, embezzlement or any other alleged act constituting securities violations in the United States or his country of domicile, or any other country.

J. The Seller represents and warrants that any amounts from the Purchase Price are not and will not be directly or indirectly derived from activities that may contravene federal, state or international laws and regulations, including anti-money laundering laws and regulations.

K. The Seller represents and warrants that, to the best of his knowledge, none of: (i) the Seller; (ii) any person related to the Seller; or (iii) any person for whom the Seller is acting as agent or nominee in connection with this investment is a senior foreign political figure, or any immediate family member or close associate of a senior foreign political figure.

L. The Seller represents and warrants that, if the Seller is or uses for this transaction a non-U.S. banking institution (a “Non-U.S. Bank”) or if the Seller receives deposits from, makes payment on behalf of, or handles other financial transactions related to a Non-U.S. Bank; (i) the Non-U.S. Bank has a fixed address, other than solely an electronic address, in a country in which the Non-U.S. Bank is authorized to conduct banking activities; (ii) the Non-U.S. Bank employs one or more individuals on a full-time basis; (iii) the Non-U.S. Bank maintains operating records related to its banking activities; (iv) the Non-U.S. Bank is subject to inspection by the banking authority that licenses the Non-U.S. Bank to conduct banking activities; and (v) the Non-U.S. Bank does not provide banking services to any other Non-U.S. Bank that does not have a physical presence in any country and that is not a regulated affiliate.

M. The Seller understands and agrees that in order to ensure compliance under applicable anti-money laundering laws and regulations, the Company may require a detailed verification of the identity of the Seller. Depending on the circumstances, a detailed verification might not be required where: (i) the Seller accepts the Purchase Price for the Shares from an account held in the Seller’s name at a recognized financial institution; or (ii) the purchase of the Shares is made through a recognized intermediary. The Seller acknowledges that the Buyer and the Company reserve the right to request such information as is necessary to verify the identity of the Seller. In the event of delay or failure by the Seller to produce any information required for verification purposes, the Buyer may terminate this Agreement without penalty.

N. If any of the foregoing representations, warranties or covenants ceases to be true or if the Buyer or the Company no longer reasonably believe that they have satisfactory evidence as to their truth, notwithstanding any other agreement to the contrary, the Company or Buyer may, in accordance with applicable regulations and in reliance on legal advice, be required to report such action and to disclose the Seller’s identity to OFAC or other authority. In the event that the Company or the Buyer is required to take any of the foregoing actions, the Seller understands and agrees that it shall have no claim against the Buyer or the Company or any of its affiliates, directors, officers, employees, attorneys, stockholders and agents for any form of damages as a result of any of the aforementioned actions.

O. The Seller represents and warrants, to the best of Seller’s knowledge and belief, the following statements are true, correct and complete: (i) that unless an Internal Revenue Service Form W-8BEN has been completed, the Seller is not a foreign person for purposes of U.S. income taxation (i.e., he is not a nonresident alien, nor executing this document as an officer of a foreign corporation, as a partner in a foreign partnership, or as a fiduciary of a foreign employee benefit plan, foreign trust or foreign estate); and (ii) that the Seller agrees to inform the Company promptly if the Seller becomes a nonresident alien (in the case of an individual) or other foreign person (in the case of an entity) following the date hereof.

P. The Seller certifies, under penalty of perjury, that: (i) the taxpayer identification number or social security number provided to the Company in connection with this transaction is correct; and (ii) the Seller is not subject to backup withholding because (A) he is exempt from backup withholding, (B) the Seller has not been notified that the Seller is subject to backup withholding as a result of failure to report all interest or dividends, or (C) the Internal Revenue Service has notified the Seller that it is no longer subject to backup withholding.

3. Representations of Buyer. The Buyer makes the following representations upon which the Seller and the Company are relying and which shall survive closing:

A. The Shares were not offered for sale to the Buyer by means of: (i) an advertisement, article, notice, letter, circular or other communication published in any newspaper, magazine or similar medium or by other written communication or broadcast over television or radio; or (ii) a seminar or meeting held pursuant to public invitation or announcement; or (iii) any other form of general solicitation or advertising.

B. The Buyer understands that the Shares have not been registered under the Securities Act of 1933 (the “Securities Act”) or the securities laws of any other state. The Buyer will not sell or otherwise transfer any of the Shares unless they are registered under the Securities Act, and any applicable state or national securities laws, or pursuant to an exemption from such registration satisfactory to the Company. The Buyer further understands that the Company is under no obligation to register the Shares on its behalf or to assist it in complying with any exemption from registration. The Buyer is purchasing the Shares solely for its own account for investment only and not for the account of any other person and not for distribution, assignment or resale to others, and after their acquisition, no other person has a direct or indirect beneficial interest in the Shares.

C. The Buyer realizes that it might not be able to sell or dispose of the Shares as there may be no public market for them. The Buyer also understands that his right to transfer the Shares is subject to the restrictions set forth in the Bylaws of the Company, Articles of Incorporation of the Company, as amended, and Michigan law.

D. The Buyer covenants that, for as long as the Buyer is a shareholder in the Company, the Buyer will not take any action or fail to take any action that would cause any of the representations or warranties contained herein to be untrue, and that if any such representations or warranties shall become untrue or inaccurate, it shall give immediate written notice of such fact to the Company, specifying which representations and warranties are not accurate and the reasons therefor.

F. The Buyer acknowledges and agrees that the Seller and the Company has advised the Buyer to seek independent legal representation in connection with the transactions contemplated by this Agreement. If the Buyer chooses not to consult its legal counsel, then the Buyer may not use such fact against the Seller or the Company, its Board of Directors, officers, attorneys, accountants, auditors or other representatives. The Buyer further agrees to waive any conflicts of interest related to the Seller and the Company being represented by Paesano Akkashian, PC (“Paesano”). The Buyer represents and warrants that it had the opportunity to review any actual or perceived conflict of interest related to Paesano’s representation of Seller and the Company

E. The Buyer understands and agrees that the Agreement, once executed and performed, shall be irrevocable by and binding on the Buyer and the legal representatives, successors and assigns of the Buyer.

4. Covenants and Agreements of the Parties. The Parties agree to the following covenants:

A. At any time after the execution of this Agreement, at a Party’s request and without further consideration, a Party will execute and deliver such other instruments and take such action as the other Party may reasonably deem necessary or desirable in order to achieve the objectives of this Agreement.

B. The Parties shall, in a timely, accurate and complete manner, take all necessary corporate and other action and use all commercially reasonable efforts to obtain consents, approvals, and amendments of agreements required of the Party to carry out the transactions contemplated in this Agreement.

5. Termination. In the event (a) the representations and warrantied identified herein by either Party are not met or accurate at the time of closing, (b) either Party fails to perform obligations identified in this Agreement, (c) conditions precedent, including the Related Transaction, are not met, or (d) either Party otherwise defaults on its obligations set forth herein, the Agreement shall be deemed terminated, unless the Parties agree in writing to waive any condition or default subjecting this Agreement to termination.

6. Indemnification. The Parties agree to defend, indemnify and hold harmless the other Party and shall reimburse the other Party for, from and against each claim, loss, liability, cost and expense (including, without limitation, interest, penalties, costs of preparation and investigation, and the reasonable fees, disbursements and expenses of attorneys, accountants and other professional advisors), directly or indirectly relating to, resulting from or arising out of: (A) Any untrue representation, misrepresentation, breach of warranty or non-fulfilment of any covenant, undertaking, agreement or other obligation by or of the Party contained herein; (B) Any acts and omissions of the Party; or (C) Any other losses incidental to any of the foregoing. The Seller and Buyer agree that the Company has not made any representations or warranties under this Agreement, and is thus not subject to any indemnity liability under this Section 6; however, the Company is an indemnitee to the extent it is damaged as a result of any action in subsection (A) through (C), above.

7. Survival of Representations. All representations, warranties, covenants, indemnities and agreements by the Parties contained in this Agreement shall survive execution of this Agreement and any investigation at any time made by or on behalf of any Party hereto, shall expire on the second anniversary of the execution of this Agreement. The remedies provided herein shall be cumulative and shall not preclude the assertion by any Party hereto of any other rights or the seeking of any other remedies against the other Party hereto.

8. Miscellaneous. The Parties agree to the following miscellaneous provisions:

A. Binding Effect; Benefits; Assignment. All of the provisions of this Agreement will be binding upon, inure to the benefit of and be enforceable by and against that party and its successors and authorized assigns, except as otherwise expressly provided in this Agreement or for the provisions which are intended to be for the benefit of and will be enforceable by an indemnitee under Section 6. Nothing in this Agreement, express or implied, is intended to confer upon any person other than the signatories thereto any rights or remedies under or by reason of this Agreement. No Party will assign any of its rights or obligations under this Agreement to any other person without the prior written consent of the Parties to this Agreement and any such attempted or purported assignment will be null and void.

B. Entire Agreement. This Agreement and the exhibits to this Agreement set forth the entire agreement and understanding of the Parties in respect of the transactions contemplated by this Agreement, and supersede all prior contracts, term sheets, letters of intent, exclusivity agreements, and other arrangements and understandings relating to the subject matter hereof and thereof.

C. Amendment and Waiver. This Agreement may be amended, superseded or canceled, and any of its provisions may be waived, only by a written instrument executed by the Parties or, in the case of a waiver, by the party waiving compliance. The failure of any party at any time to require performance of any provision of this Agreement will in no manner affect the right of that party at a later time to enforce the same or a different provision. No waiver by any party of any condition or the breach of any provision of this Agreement, in any one or more instances, will be deemed to be or construed as a further or continuing waiver of the same or any other breach or provision of this Agreement.

D. Governing Law; Exclusive Jurisdiction. This Agreement will be governed by and construed in accordance with the law of the State of California as applicable to contracts made and to be performed in the State of California, without regard to conflicts of laws principles. The Parties agree that any cause of action under this Agreement shall be submitted to a court of competent jurisdiction in the State of California.

E. Notices. All notices, requests, demands, and other communications required or permitted to be given pursuant to this Agreement must be in writing and will be deemed to have been duly given on the day of delivery if delivered by hand, on the day of transmission if sent by facsimile or electronic mail with confirmation of receipt (or on the next business day if not sent on a business day), on the first business day following deposit with a nationally recognized overnight mail service, delivery charges prepaid, or on the third business day following first class mailing, with postage prepaid to the “Authorized Agent” for the addressees in the introductory paragraph. A Party may change its address, telephone number or facsimile number by prior written notice to the other party.

F. Counterparts. This Agreement may be executed by facsimile, digital or other electronic signature and in one or more counterparts, each of which will be deemed an original and together will constitute a single instrument.

G. Expenses. Except as otherwise expressly provided in this Agreement, each Party will pay its own expenses, costs and fees (including legal and other professional fees and costs) incurred in connection with the negotiation, preparation, execution and delivery of this Agreement.

H. Joint Drafting and Negotiation. The Parties agree that they have had an opportunity to participate in the drafting, preparation and negotiation of this Agreement. Each of the Parties expressly acknowledges such participation and negotiation in order to avoid the application of any rule construing contractual language against the drafter thereof and agrees that the provisions of this Agreement shall be construed without prejudice to the Party who actually memorialized this Agreement in final form. The Parties acknowledge that they have retained separate counsel for advice associated with this Agreement.

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IN WITNESS WHEREOF, the Parties hereto have signed this Agreement on the Effective Date, even if their respective signatures were affixed to this Agreement at an earlier or later date.

SELLER

BIO ESSENCE, CORP., a California corporation

/s/ Yin Yan
By:	Yin Yan
Its:	Chief Executive Officer

BUYER

HEALTH UP INC., a California corporation

/s/ Yang Zhang
By:	Yang Zhang
Its:	Chief Executive Officer

By executing this Agreement, the Company, relying on the representations and warranties of the Parties, approves the transaction herein subject to Buyer and Seller meeting all conditions precedent under this Agreement.

COMPANY

BIO ESSENCE HERBAL ESSENTIALS INC., dba BIO ESSENCE HEALTH SCIENCE, a California corporation, through its sole shareholder,

BIO ESSENCE, CORP., a California corporation

/s/ Yin Yan
By:	Yin Yan
Its:	Chief Executive officer